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                                                                   Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated February 8, 2000 relating to the consolidated financial statements of AnswerThink Consulting Group, Inc., which appears in AnswerThink Consulting Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Miami, Florida
June 12, 2000